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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 22, 2004



                                  Duratek, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



    Delaware                      0-14292                     22-2427618
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(State or Other         (Commission File Number)          (I.R.S. Employer
 Jurisdiction of                                          Identification Number)
 Incorporation)


  10100 Old Columbia Road, Columbia, Maryland                       21046
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   (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (410) 312-5100


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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                                  DURATEK, INC.



Item 5.  Other Events and Required FD Disclosure.


         On January 22, 2004, Duratek, Inc. issued the press release attached hereto as Exhibit 99.1 announcing the appointment of Alan J. Fohrer to its Board of Directors.


         99.1 Press Release, issued January 22, 2004.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     DURATEK, INC.


Date: January 22, 2004                             By: /s/ Robert F. Shawver
      ----------------                             -------------------------
                                                   Robert F. Shawver
                                                   Executive Vice President and
                                                   Chief Financial Officer










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



Exhibit Index

99.1    Press Release dated January 22, 2004 issued by Duratek, Inc.






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